Semiannual Report
December 31, 1995
Stein Roe
Bond Funds
Limited Maturity Income Fund
Government Income Fund
Intermediate Bond Fund
Income Fund
Photographic image of two men and girl on a bridge.
Graphic: Stein Roe Logo
Stein Roe Mutual Funds
Building Wealth for GenerationsSM

Contents
From the President                                                   1
Tim Armour's thoughts on the markets and investing

Performance                                                          3
How the Stein Roe Bond Funds have done over time

Q&A
Limited Maturity Income Fund                                         7
Government Income Fund                                              10
Intermediate Bond Fund                                              12
Income Fund                                                         16
Interviews with the portfolio managers and a summary of major shifts in the Funds' investments over the past six months

Investments                                                         20
A complete list of each Fund's investments with market values

Financial Statements                                                32
Balance sheets, statements of operations, and changes in net assets

Notes to the Financial Statements                                   40

Financial Highlights                                                44
Selected per-share data

General Information                                                 52
A guide to products and services

From the President
To Our Shareholders

We are pleased to present this semiannual report for the Stein Roe Bond Funds--Stein Roe Limited Maturity Income Fund, Stein Roe Government Income Fund, Stein Roe Intermediate Bond Fund and Stein Roe Income Fund.

What a Difference a Year Makes
At this time last year, investors had just suffered through one of the worst bond markets in history. Today, however, the market presents a much brighter picture. Fueled largely by falling interest rates, fixed income securities roared back in 1995, helping to make 1994's losses a distant memory.

Indeed, fixed income funds had one of their best years on record. At year end, the yield on the benchmark 30-year Treasury bond hit 6 percent--compared with more than 8 percent at this time last year. Adding fuel to the market rally was the influx of Japanese money into the U.S. taxable bond market. Starting last spring, Japanese investors--tired of poor returns and rock-bottom interest rates--started sending their savings abroad, moving their money into U.S. bonds that were paying as much as double what Japanese investors would be receiving at home. The effect was magnified when low borrowing rates on Japanese yen prompted large U.S. hedge funds to borrow yen and buy U.S. dollars. According to the Wall Street Journal, this influx of Japanese money may have helped long-term interest rates fall by as much as half a percentage point in 1995.(1)

A Tough Act to Follow?
While back-to-back boom years in the bond market are rare, there may still be some steam left in the rally. Growing investor sentiment that the equity market can't sustain its current level of growth, or a deficit-cutting budget deal, for example, could pave the way for a bond market rally. Moreover, if the yen/dollar exchange remains stable, Japanese investors will most likely continue reaching for yield in the U.S. Treasury markets, contributing further to bond market gains. Finally, many investors continue to wager that signs of weak economic growth and a benign rate of inflation will spur the Federal Reserve to cut rates again in 1996.

We expect interest rates to trade around current levels, and even to reach some lower levels in coming months. Still, as economic activity firms and the prospect of additional rate cuts wanes, any potential lows in interest rates may not be sustained. Furthermore, considering the current budget impasse and tax reform issues--sure to be a key issue of campaign debates--bond investors can expect some uncertainties in the market in coming months.

Photographic image of Tim Armour.

The Basics
No one can predict what might happen to bond funds or the markets in the future, but we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility in their investments. As always, no matter what direction you think the economy is heading, it is important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon. And try to follow a regular investment plan. By investing a certain amount of money each month or quarter, you can take advantage of dollar-cost averaging. Of course, not everyone is in a position to follow a regular investment plan. And it neither ensures a profit nor protects against a loss in a declining market. This simple strategy, however, can help you turn market volatility to your advantage.
Please call us at 800-338-2550 with your comments and suggestions. As always, we look forward to serving your investment needs.

Sincerely,



Timothy K. Armour
President
January 22, 1996

(1)Steiner, Robert, "Cash Flow: Tired of Poor Returns, Many Japanese Send Their Savings Abroad." Wall Street Journal, December 26, 1995.

Fund Performance
There are several ways to evaluate a fund's historical performance. You can look at the cumulative return percentage, the average annual return percentage, or the growth of a hypothetical $10,000 investment. Each performance figure includes changes in a fund's share price, plus reinvestment of any dividends (net investment income) and capital gains (the profits the fund earns when fixed income securities grow in value).

Average Annual Total Returns
Periods ended December 31, 1995
                                      Past 1                 Life
                                      Year                   of Fund(1)
Limited Maturity Income Fund           9.91%                 4.56%
Lehman 1- to 3-Year
  Government Bond Index               10.84                  5.19
                                                 Past 1      Past 3       Past 5     Past 10
                                                   Year       Years        Years    Years(1)
Intermediate Bond Fund                           16.82%       7.51%        9.02%       8.80%
Lehman Government/
  Corporate Index                                15.33        7.16         8.61        8.82
                                                 Past 1      Past 3       Past 5        Life
                                                   Year       Years        Years  of Fund(1)
Government Income Fund                           16.94%       6.72%        8.21%       8.01%
Lehman Government Bond Index                     18.34        8.16         9.37        8.70
Income Fund                                      19.72        9.28        10.78        9.20
Lehman Intermediate
  Corporate Bond Index                           19.00        8.78        10.19        9.33
Lehman Corporate Bond Index2                     22.25        9.62        11.15        9.86

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares. Total return performance includes changes in share price and reinvestment of income and capital gains distributions.
(1)Inception dates: Limited Maturity Income Fund -- March 11, 1993; Government Income Fund -- March 5, 1986; and Income Fund -- March 5, 1986. Because index returns are calculated on a monthly basis, those marked "Life of Fund" are calculated from the month-end results that fall closest to the Funds' inception dates.
(2)In February 1996, Income Fund's benchmark index was changed from the Lehman Corporate Bond Index to the Lehman Intermediate Corporate Bond Index. The new index is more representative of the Fund's duration and maturity.

Investment Comparison
These graphs compare the performance of Stein Roe's Funds to the Lehman 1- to 3-Year Government Index, Lehman Government Bond Index, Lehman
Government/Corporate Index, Lehman Intermediate Corporate Bond Index, and
Lehman Corporate Bond Index, each an unmanaged group of fixed income securities that differs from the composition of each Stein Roe Fund; they are not available for direct investment.

Comparison of change in value of a $10,000 investment for the quarters indicated.
Limited Maturity Income Fund
Graph:
Year Ended                   Limited Maturity        Lehman 1- to 3-Year
                             Income Fund             Government Bond Index
3/31/93                      10,000                   10,000
6/30/93                      10,071                   10,111
9/30/93                      10,178                   10,250
12/31/93                     10,222                   10,315
3/31/94                      10,197                   10,265
6/30/94                      10,137                   10,265
9/30/94                      10,222                   10,367
12/31/94                     10,234                   10,368
3/31/95                      10,540                   10,712
6/30/95                      10,843                   11,052
9/30/95                      10,991                   11,217
12/31/95                     11,248    11,493

Comparison of change in value of a $10,000 investment for the years ended June
30.
Government Income Fund
Graph:
Year Ended                   Government               Lehman Government
                             Income Fund              Bond Index
3/31/86                      10,000                   10,000
06/30/86                     10,130                   10,132
1987                         10,326                   10,549
1988                         11,204                   11,308
1989                         12,391                   12,674
1990                         13,248                   14,552
1991                         14,527                   16,926
1992                         16,511                   17,979
1993                         18,098                   19,169
1994                         17,689                   18,912
1995                         19,624                   21,193
12/31/95                     20,878                   22,556

Investment Comparison
Comparison of change in value of a $10,000 investment for the years ended
June 30.
Intermediate Bond Fund
Graph:
Year Ended                   Intermediate            Lehman Government/
                             Bond Fund               Corporate Index
06/30/86                     10,000                   10,000
1986                         12,208                   11,621
1987                         12,615                   12,269
1988                         13,473                   13,208
1989                         14,948                   14,559
1990                         15,744                   15,697
1991                         17,422                   17,348
1992                         19,827                   19,632
1993                         21,928                   21,693
1994                         21,824                   21,638
1995                         24,031                   23,882
12/31/95                     23,194    23,276

Income Fund
Graph:
Year Ended     Income         Lehman Intermediate       Lehman Corporate
               Fund           Corporate Bond Index      Bond Index
3/31/86        10,000         10,000                    10,000
6/30/86        10,179         10,207                    10,131
1987           10,974         10,868                    10,778
1988           11,995         11,769                    11,673
1989           13,319         13,028                    13,186
1990           13,646         14,069                    14,187
1991           14,922         15,569                    15,697
1992           17,191         17,812                    18,101
1993           19,712         19,996                    20,618
1994           19,576         19,884                    20,230
1995           22,080         22,447                    23,289
12/31/95       23,574         23,858                    25,017

Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or loss when you sell shares.

Making the Most of Performance

The wide assortment of performance data available today can be a mixed blessing. On one hand, a fund's performance results can be a valuable source of information when considering an investment. On the other hand, even seasoned investors may find the wide array of data and the different methods of interpretation confusing.

That's why one of the most important pieces of advice we can give you is to remember that a fund's past performance is just that--past. While a fund's past performance is not a guarantee of how it will perform in the future, it can help you make rational decisions about the funds you currently hold or about funds you might be considering. Owning bond funds helps to provide diversification, and, as a result, can help to reduce a portfolio's risks. And because bond funds have an income component, bond portfolio returns tend to be less volatile than stock funds. Nonetheless, bond fund returns and share prices will fluctuate as interest rates change. The price and total return of a mutual fund will change daily and if you sell your shares during a downturn in the market, you might lose money. But, if you can ride out the market's ups and downs, your fund might achieve a gain.

No one can make your financial decisions better than you. We hope this report helps you to better understand and evaluate your fund's performance, and serves as a helpful aid in making intelligent, appropriate investment decisions. If you have any questions, please call a Stein Roe account representative at 800-338-2550.

Q&A
An Interview with Steve Luetger, Portfolio Manager of Limited Maturity Income
Fund
Photographic image of Steve Luetger.

Fund Data
Investment Objective:
Seeks high current income and capital preservation by investing primarily in U.S. government and other high-quality debt securities. The Fund pursues a higher level of income than is usually available from money market funds with stable prices and shorter maturities. While the price will fluctuate, it is expected to be less volatile than the price of longer-term funds with higher yield potential.

Fund Inception:
March 11, 1993

Total Net Assets:
$36.7 million

Q: How did the Fund perform?
A: Limited Maturity Income Fund finished the six-month period with a 3.74 percent total return, versus a 3.98 percent return for the Lehman 1- to 3-Year Government Bond Index.

Because investors tend to see this Fund as an alternative to a money market fund rather than as a bond fund, we believe that they are looking for low price volatility combined with a yield that compares favorably with the yield of the two-year Treasury. We've continued to pursue this risk/return combination by purchasing higher-yielding securities such as short-term corporate and asset-backed securities--as of December 31, the Fund's 30-day standardized yield was 5.29 percent, versus 5.15 percent for the two-year Treasury. At the same time, we've also sought to keep our duration, a measure of price volatility, in line with that of the Lehman Index.

Q: What factors affected performance?
A: Performance was dampened by the portfolio's exposure to mortgages, particularly collateralized mortgage obligations, or CMOs (as of December 31, 15.2 percent of total net assets). These securities have underperformed Treasuries for much of the year.

In a lowering-rate environment, such as we have experienced in the last six months, investors begin to expect that borrowers will refinance their mortgages--refinancing shortens the average maturity of the pooled mortgages that make up a mortgage-backed security. Reflecting these expectations, CMO price appreciation was muted when compared to Treasury securities. And while we significantly reduced our position in these securities during the last six months, on December 31 mortgage-backed securities represented roughly 17.5 percent of total net assets.

Q: On the other hand, the last six months have been a good period for corporate bonds.
A: Right. The demand for corporate bonds has been high relative to supply. In addition, the corporate market has been experiencing an improvement in overall credit quality, which has boosted the value of corporate bonds.

During the last six months, we increased our weighting in corporate bonds to
31.6 percent of total net assets. We expect this market to remain strong over the next several months.

Q: You've been adding some credit card-backed securities to the asset-backed portion of the portfolio in the last year. With growth slowing, where are you finding attractive opportunities?
A: We recently added Standard Credit Card Trust, a note securitized by credit card receivables (2.8 percent of total net assets). We believe asset-backed securities help provide us with high quality--AAA ratings by Standard & Poor's or Aaa by Moody's--as well as cash flow certainty and a yield premium.

Q: What's your outlook?
A: The recent budget impasse has sparked some volatility in the market, but market expectations are that a compromise will be reached in the first quarter. Once Congress comes to an agreement, we believe that interest rates will continue to drop and the yield curve--currently flat in the zero- to three-year range--will steepen. We believe that we're currently well positioned for that environment.

Portfolio holdings as of December 31, 1995; portfolio quality subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 0.65 percent, subject to termination upon 30 days' notice to the Fund. Prior to November 1, 1995, the expense limitation was 0.45 percent of average net assets. Absent past limits, the Fund's 30-day standardized yield at December 31, 1995, would have been 4.53 percent and total return would have been less. The Lehman 1- to 3-Year Government Bond Index is an unmanaged group of short-term bonds that differs from the composition of each Stein Roe Fund; it is not available for direct investment.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares.

Fund Highlights
Limited Maturity Income Fund
Securities Type Breakdown
                                        Portfolio                     Portfolio
                                        June 30, 1995                 December 31, 1995
U.S. Treasury and Agency Securities     19.8%                         25.5%
Corporate Bonds                         28.9                          31.6
Asset-Backed Securities                 20.8                          18.8
Mortgage-Backed Securities              27.1                          17.5
Cash and Equivalents                     3.4                           6.6
Total                                    100%                          100%

Average Life
Pie chart:
As of June 30, 1995                     As of December 31, 1995
Less Than One Year 33.3%                Less Than One Year 25.4%
1-3 Years 44.8%                         1-3 Years 47.0%
Over 3 Years 21.9%                      Over 3 Years 27.6%

Portfolio Quality
Pie chart:
As of June 30, 1995                     As of December 31, 1995
U.S. Treasury 16.0%                     U.S. Treasury 23.0%
AAA/Agency 47.0%                        AAA/Agency 36.6%
AA 13.0%                                AA 9.0%
A 11.0%                                 A 18.5%
BBB 13.0%                               BBB 12.9%

Q&A
An Interview with Mike Kennedy, Portfolio Manager of Government Income Fund and Intermediate Bond Fund
Photographic image of Mike Kennedy.

Fund Data
Investment Objective:
The Fund seeks high current income by investing primarily in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Fund Inception:
March 5, 1986

Total Net Assets:
$36.8 Million

Government Income Fund Q&A
Q: How did the Fund perform?
A: At 6.38 percent for the six-month period, Government Income Fund outpaced the 6.24 percent return of the Fund's Lipper peer group of U.S. government funds and lagged the 6.42 percent return for the Lehman Government Bond Index. At December 31, 1995, the Fund reported a 30-day standardized yield of 5.74 percent.

Q: What factors drove performance?
A: As a Fund that invests in mortgage-backed securities, we tend to be affected strongly by the performance of the mortgage market as a whole. The last six months brought a slowdown in economic activity, and with it, a general expectation of an easing in interest rates by the Federal Reserve. Falling rates sparked refinancing fears in the mortgage market, causing poor price performance of mortgage-backed securities in the fourth quarter.

We anticipated the Federal Reserve easing move that occurred in late December and kept our duration stable rather than shortening duration. As a result, we were able to lock in higher rates, which boosted performance during the six-month period and helped us outperform our peer group.

But our performance was dampened in the fourth quarter by mortgage-backed securities. The Lehman Government Index contains no mortgages, which made it tough to beat in the fourth quarter.

Q: What are your plans for the portfolio's mortgage component?
A: In the last six months we've maintained a heavy emphasis on mortgage-backed securities, which represented 61.4 percent of total net assets on December 31. This is a tactical move designed to position the Fund to take full advantage of favorable price movements stemming from the First Quarter Effect, a cyclical pattern when mortgages typically outperform Treasuries early in the year. As the First Quarter Effect abates, we expect to begin shifting assets, on a strategic basis, from mortgage-backed securities into Treasury securities.

Q: What are your expectations for the Fund?
A: We expect interest rates to continue to decline modestly, with short-term rates falling more than long-term rates. But while sharply falling rates recently have created a significant level of concern over mortgage prepayment, we strongly believe that the mortgage market's long-term outlook is good. As a result, we expect to hold a core position of mortgages in the portfolio.

Portfolio holdings as of December 31, 1995; portfolio quality subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 1 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the Fund's 30-day standardized yield at December 31, 1995, would have been 5.69 percent and total return would have been less. The Fund is neither insured nor guaranteed by the U.S. government. Up to 20 percent of the Fund's assets may be invested in other types of securities. The Lehman Government Bond Index represents an unmanaged group of government securities that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's general U.S. government fund peer group for the one-year, five-year and Life of Fund periods ended December 31, 1995, were 16.8 percent, 8.36 percent and 7.81 percent, respectively.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares.

Q&A Continued
Intermediate Bond Fund Q&A

Fund Data
Investment Objective:
Seeks high current income consistent with capital preservation by investing primarily in a diversified portfolio of marketable debt securities. The dollar-weighted average life of its portfolio is expected to be between three and 10 years.

Fund Inception:
December 5, 1978

Total Net Assets:
$314.4 Million

Q: How did the Fund perform?
A: With a 6.54 percent return, Intermediate Bond Fund finished the six-month period ahead of the Lipper Intermediate Investment Grade Debt peer group median return of 5.78 percent. At December 31, 1995, the Fund reported a 30-day standardized yield of 5.91 percent.

The Fund outpaced the Lehman Government/Corporate Index return of 5.23 percent during the quarter, primarily because of the strength of the corporate bond market and our customarily longer duration. The Index duration averages around 3.2, while the Fund's adjusted duration tends to center around four. This longer duration--which is maintained consistently by most funds in the peer group--typically will allow Intermediate Bond Fund to outperform the Index when interest rates are falling and to underperform the Index in a rising-rate environment.

Q: How does duration affect performance?
A: Duration--or, more correctly, adjusted duration--is a measure of a bond fund's sensitivity to interest rates. If a bond has a duration of five, for example, and interest rates fall by 1 percent, then the bond's price should rise by approximately 5 percent. The longer the duration, the more sensitive a bond's price will be to changes in interest rates.

A bond fund's portfolio manager uses a weighted average adjusted duration to reflect the durations of the fund's holdings, and adjusts the fund's duration according to what he or she expects interest rates might do.

Q: Overall, the Fund has performed well. What, if anything, held you back?
A: During the fourth quarter, falling interest rates sparked some fears in the marketplace that borrowers would begin to prepay their mortgages. As a result, mortgages underperformed corporate bonds and Treasury securities. With a 30.5 percent weighting in mortgage-backed securities as of December 31, this dampened our performance somewhat.

Q: Corporate bonds, in contrast, are performing well.
A: Yes, the last six months have been a good period for corporate bonds, which have been bolstered by improvements in credit quality as well as very strong demand from investors. We saw such attractive opportunities in corporates during the past six months that we boosted the portfolio's corporate component from 36.4 percent of total net assets on June 30 to 62.6 percent on December
31. Some of these purchases include AT&T and Exxon, both high-quality companies (1.7 percent and 0.8 percent of total net assets, respectively), and some extremely attractive Yankee bonds--foreign issues of dollar-denominated bonds.

Each year, the market becomes more receptive to foreign issuers and there are more opportunities to buy foreign bonds. Right now, however, because foreign bonds are less familiar to investors than domestic bonds, foreign issues offer a yield premium. In time, we believe that yield premium will disappear and, if it does, we hope to benefit significantly by having bought early. We believe our holdings (27.4 percent of total net assets), which are in regions with good growth and banking trends--primarily Europe and Asia--are well diversified.

Portfolio holdings as of December 31, 1995; portfolio quality subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 0.70 percent of average net assets, subject to termination upon 30 days' notice to the Fund. Absent past limits, the Fund's 30-day standardized yield at December 31, 1995, would have been 5.86 percent and total return would have been less. The Lehman Government/Corporate Index represents an unmanaged group of intermediate-term bonds that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's intermediate investment grade debt fund peer group for the one-year, five-year and 10-year periods ended December 31, 1995, were 16.9 percent, 8.80 percent and 8.80 percent, respectively.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares.

Fund Highlights
Government Income Fund
Securities Type Breakdown
                                  Portfolio              Portfolio
                                  June 30, 1995          December 31, 1995
Federal Agency Mortgage-
  Backed Securities               59.8%                  57.4%
U.S. Treasury Securities          25.8                   34.4
AAA Mortgage-Backed Securities     3.7                    4.0
Federal Agency Securities          2.7                    2.9
Cash and Equivalents               8.0                    1.3
Total                              100%                   100%

Maturity
Pie Chart:
As of June 30, 1995               As of December 31, 1995
Under 5 Years 5.3%                Uncer 5 Years 1.0%
5-10 Years 16.3%                  5-10 Years 14.0%
10-20 Years 22.0%                 10-20 Years 26.0%
20-25 Years 30.2%                 20-25 Years 37.0%
Over 25 Years 26.2%               Over 25 Years 22.0%

Portfolio Quality
Pie chart:
As of June 30, 1995               As of December 31, 1995
Treasury 29.9%                    Treasury 34.8%
AAA/Agency 70.1%                  AAA/Agency 65.2%

Fund Highlights
Intermediate Bond Fund
Securities Type Breakdown
                                  Portfolio               Portfolio
                                  June 30, 1995           December 31, 1995
Corporate Bonds                   32.1%                   35.2%
Mortgage-Backed Securities        33.6                    30.5
Yankee Bonds                       4.3                    27.4
Asset-Backed Securities            7.0                     5.1
Federal Agency Securities          8.6                     --
U.S. Treasury Securities          10.3                     --
Cash and Equivalents               4.1                     1.8
Total                              100%                    100%

Average Life
Pie chart:
As of June 30, 1995               As of December 31, 1995
Less Than 1 Year 9.0%             Less Than 1 Year 2.0%
1-5 Years 40.0%                   1-5 Years 37.0%
5-10 Years 49.0%                  5-10 Years 58.0%
Over 10 Years 2.0%                Over 10 Years 3.0%

Portfolio Quality
Pie chart:
As of June 30, 1995               As of December 31, 1995
AAA/Agency 44.0%                  AAA/Agency 27.0%
AA 4.0%                           AA 18.0%
A 16.0%                           A 24.0%%
BBB 28.0%                         BBB 21.0%
BB 8.0%                           BB 10.0%

Q&A
An Interview with Ann Benjamin, Portfolio Manager of Income Fund
Photographic image of Ann Benjamin.

Fund Data
Investment Objective:
Seeks high current income by investing principally in medium-quality debt securities. The Fund also may invest in higher-quality securities and, to a lesser extent, lower-quality securities which may involve greater credit and other risk.

Fund Inception:
March 5, 1986

Total Net Assets:
$208.4 million

Q: How did the Fund perform during the last six months?
A: Income Fund, at 6.74 percent for the six-month period, outstripped the Lehman Intermediate Corporate Bond Index return of 6.31 percent and lagged the
6.93 percent return of its Lipper Corporate Debt BBB peer group funds. At December 31, 1995, the Fund reported a 30-day standardized yield of 6.35 percent.

Q: What drove performance?
A: Our six-month performance reflects a combination of factors. Income Fund turned in strong performance during the third quarter, using a duration that, for most of the quarter, was slightly longer than that of the Index. This allowed us to take advantage of the slowing economy and declining interest rates.

Q: What, if anything, hampered performance?
A: Performance was dampened during the fourth quarter by the fact that high-yield bonds recently have lagged the Treasury market. This occurred for a number of reasons: slowing economic trends and a resulting spike in default rates for high-yield bonds; and the growing expectation that a lowering-rate environment will encourage issuers to take callable bonds out of market, hindering the upward price movement of those bonds.

Q: What were your best performers?
A: The Fund benefited significantly when a number of our holdings were upgraded. These included the Republic of Colombia, Black & Decker, a global manufacturer and marketer of products used in and around the home and for commercial applications, and Meditrust, a medical real estate investment trust
(REIT). These represent 1.3 percent, 1.0 percent, and 1.0 percent of total net assets, respectively.

Q: The Fund also has benefited from its holdings in Yankee bonds.
A: Yes, Yankee bonds--dollar-denominated bonds of foreign issuers--have performed extremely well throughout the past six months. Yankee bonds continue to offer a yield premium, in part because they are foreign, which carries more risk than a domestic issue. And, contrary to the current slowing economic trends in the United States, we're still seeing a lot of growth potential in Europe and Asia. In the last several months we added the State of Israel and Hong Kong Mass Transit to the portfolio (1.4 percent and 1.3 percent of total net assets, respectively), which have performed well.

Q: What are your criteria for investing abroad?
A: First, I try to keep international holdings--including Yankee bonds and American Depositary Receipts (ADRs)--to no more than 30 percent of the portfolio. Once we've identified regions that exhibit good growth trends, our strategy for investing in foreign issues is no different from our strategy for domestic investing: we focus on issuers that have positive trends or are of higher quality and are recession-resistant.

Q: Early in the third quarter, one of your holdings was the target of a takeover. How did that affect the Fund?
A: Two investors took a large stock position in the holding company of RJR and Nabisco. It was a situation that we weren't comfortable with--a leveraged takeover attempt can weaken a company's ability to service its debt and, consequently, could threaten the value of its bonds. As a result, we quickly eliminated our position--and we believe it was a good decision.

Q: Where are you finding opportunities now?
A: We continue to focus on defensive industries that we think perform well in a slowing economy, as well as late-cyclical companies--capital spending industries that are currently experiencing strong gains.

Q: What are your expectations for Income Fund for the coming months?
A: Historically, the first quarter has been an extremely good period for corporate bonds, particularly high yield bonds. This is primarily the result of the "January Effect"--a cyclical period during which supply increases at the end of December as dealers sell off inventory to avoid the expense of carrying it into the new year, and as individuals liquidate holdings for tax purposes. Spreads widen abnormally at the end of the year. When dealers restock inventories and individuals and institutions increase their holdings, the result is excessive demand occurring all at once that causes spreads to tighten.

And while data suggest that the bond rally may have run its course, high-yield bonds, which tend to perform better in a bear bond market than in a bull market, should continue to perform well. As a result, we increased our exposure to the high-yield market at the end of the fourth quarter of 1995, and we expect to continue to add to our holdings into the first quarter of 1996.

Portfolio holdings as of December 31, 1995; portfolio quality subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Adviser currently limits expenses to 0.82 percent of average net assets, effective through October 31, 1998. Absent past limits, the Fund's 30-day standardized yield at December 31, 1995, would have been 6.32 percent and total return would have been less. The Lehman Intermediate Corporate Bond Index is an unmanaged group of intermediate- and long-term bonds that differs from the composition of each Stein Roe Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's corporate debt BBB fund peer group for the one-year, five-year and Life of Fund periods ended December 31, 1995, were
19.7 percent, 10.19 percent and 9.04 percent, respectively.

Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries.

Past performance is no guarantee of future results. Share price and investment return will vary, so you may have a gain or a loss when you sell shares.

Fund Highlights
Income Fund
Securities Type Breakdown
                                 Portfolio              Portfolio
                                 June 30, 1995          December 31, 1995
Industrial                       34.6%                  40.1%
Financial                        16.1                   17.3
Utilities                        13.3                   11.3
U.S. Government Securities       12.6                    6.4
Foreign Government Bonds          3.7                    6.2
Miscellaneous                    19.7                   18.7
Total
                                  100%                   100%

Maturity
Pie chart:
As of June 30, 1995               As of December 31, 1995
Less Than 1 Year 5.0%             Less Than 1 Year 3.0%
1-5 Years 9.0%                    1-5 Years 12.9%
5-10 Years 64.1%                  5-10 Years 65.6%
10-20 Years 18.6%                 10-20 Years 15.7%
Over 20 Years 3.3%                Over 20 Years 2.8%

Portfolio Quality
Pie chart:
As of June 30, 1995               As of December 31, 1995
Treasury/AAA/Agency 16.1%         Treasury/AAA/Agency 6.9%
AA 6.4%                           AA 5.2%
A 11.0%                           A 21.2%%
BBB 37.5%                         BBB 34.2%
BB 25.3%                          BB 25.6%
B/NR* 3.7%                        B/NR* 6.9%

*Nonrated

Limited Maturity Income Fund

Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                             Principal         Market
Long-Term Obligations (93.4%)                                   Amount          Value
U.S. Government and Agency Obligations (25.5%)
Federal Agricultural Mortgage Association Medium-Term Note
   7.710% 7/16/01                                               $1,000         $1,094
U.S. Treasury Notes
   7.625% 5/31/96                                                1,000          1,009
   8.500% 7/15/97                                                1,000          1,048
   7.250% 2/15/98                                                2,000          2,080
   9.000% 5/15/98                                                1,000          1,083
   7.750% 12/31/99                                               2,800          3,038
                                                                               ------
                                                                                9,352
U.S. Government Agency Mortgage-Backed Securities (11.0%)
Federal Home Loan Mortgage Corporation Remic Trusts
   4.750% 12/15/00 Series 1604-B                                   970            963
   4.750% 11/15/01 Series 1565-B                                   726            723
   5.000% 6/15/06 Series 1560-PB                                   682            680
Federal National Mortgage Association Remic Trust
   7.688% 4/25/20 Series 1993-M1 Class A                           775            798
Government National Mortgage Association
   6.750% 4/20/23 ARM                                              841            857
                                                                               ------
                                                                                4,021
Asset-Backed Obligations (18.8%)
First Deposit Master Trust Series 1993 Class 2A 5.750% 6/15/01   1,000          1,006
Greentree Financial Corp. Series 1994
   6.550% 7/15/98 Class A1                                         598            602
   5.600% 5/15/24 Class 1                                          507            501
Greentree Financial Corp. Manufactured Housing Series 1993-1
   Class A-1 4.900% 4/15/18                                         60             60
Greentree Securities Net Interest Margin Series 1994-A
   6.900% 2/15/04                                                  167            169
Household Home Equity Trust 1993 Class A3 4.650% 12/20/08          487            473
Premier Auto Trust Series 1994-3 Class A-4 6.500% 11/02/97         750            754
Prime Credit Trust Series 1992-2-A2 7.450% 11/15/02                750            792
Signet Master Trust Services 1993-4 Class A 6.313% 5/15/02
   Floating Rate                                                 1,500          1,500
Standard Credit Card Trust 1995-6A 6.750% 6/07/00                               1,0001,028
                                                                               ------
                                                                                6,885
Commercial Bank (2.7%)
Corporacion Andina de Fomento 6.625% 10/14/98                    1,000            997

Energy Services (1.4%)
YPF Sociedad Anonima 7.500% 10/26/02                               491            497

Limited Maturity Income Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Financial (18.4%)
American Express Credit Corp. 7.875% 12/01/96                   $  500        $   510
American Reinsurance Corp. 10.875% 9/15/04                       1,000          1,117
Ford Motor Credit Corp. 9.250% 6/15/98                           1,000          1,081
General Motors Acceptance Corp. 8.625% 6/15/99                   1,000          1,085
Health & Rehabilitation Property Trust
   7.300% 7/13/99 Floating Rate                                  1,000            985
Lehman Brothers Note 5.040% 12/15/96
   8.000% thereafter until maturity of 12/15/03                  1,000            991
Salomon Brothers Mortgage Medium-Term Note
   5.370% 12/17/96                                               1,000            992
                                                                              -------
                                                                                6,761
Food and Beverages (0.7%)
Philip Morris Companies Medium-Term Note 8.450% 5/24/96            250            253

Mortgage-Backed Securities (6.5%)
General Electric Capital Mortgage Services Series 1994
   6.500% 7/25/18 Class A6                                       1,000            999
   6.500% 8/25/24 Class A4                                       1,000          1,001
Salomon Brothers Mortgage Pass-Through Certificates
   Series 1993-3 Class A-3 7.200% 7/25/23                          400            402
                                                                              -------
                                                                                2,402
Retail (2.9%)
Sears Roebuck 9.250% 4/15/98                                     1,000          1,077

Supranational Bank (2.8%)
Korean Development Bank Medium-Term Note 7.950% 3/25/97          1,000          1,026

Utilities (2.7%)
New York State Electric & Gas 5.625% 1/01/97                       975            974
                                                                              -------

Total Long-Term Obligations
(Cost basis $34,267)                                                           34,245

Short-Term Obligation - (4.4%)
Commercial Paper (4.4%)
Lehman Brothers Holding Inc. 6.100% 1/02/96
(Amortized Cost $1,619)                                          1,620          1,619

Total Investments (97.8%)
(Cost basis $35,886)                                                           35,864
Other Assets, Less Liabilities (2.2%)                                             806
                                                                              -------
Total Net Assets (100%)                                                       $36,670
                                                                              =======
See accompanying notes to financial statements.

Government Income Fund
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                             Principal         Market
Long-Term Obligations  (98.7%)                                  Amount          Value
U.S. Government and Agency Obligations (37.3%)
Federal National Mortgage Association
   8.000% 4/13/05                                               $1,000        $ 1,045
U.S. Treasury Bonds
   7.500% 11/15/01                                                 700            772
   6.500% 8/15/05                                                2,500          2,399
   12.750% 11/15/10                                                600            914
   7.500% 11/15/16                                               2,000          2,349
   8.875% 8/15/17                                                4,200          5,631
   7.125% 2/15/23                                                  500            572
                                                                              -------
                                                                               13,682
U.S. Government Agency Mortgage-Backed Securities (57.4%)
Federal Home Loan Mortgage Corporation
   12.000% 7/01/13                                                 310            346
Federal Home Loan Mortgage Corporation Gold
   7.500% 3/01/08                                                1,825          1,881
   12.000% 7/01/20                                               1,048          1,178
   7.500% 11/01/23                                               1,279          1,316
Federal Home Loan Mortgage Corporation Remic Trust
   9.500% 4/15/19 Series 11-C                                      168            174
Federal National Mortgage Association
   8.000% 6/01/02                                                  724            750
   *7.000% 11/01/08                                              1,750          1,782
   6.000% 4/01/09                                                  818            809
   6.000% 2/01/24                                                  882            853
   8.500% 7/01/24                                                1,280          1,335
   8.000% 9/01/24                                                  961            995
   8.500% 11/01/24                                                  38             39
   8.500% 12/01/24                                               1,749          1,825
   8.500% 3/01/25                                                   15             16
   8.000% 9/01/25                                                  479            496
Federal National Mortgage Association Remic Trusts
   Effective Yield 14.400% 7/25/98 Series 1991-91-SA                12             91
   9.250% 3/25/18 Series 1988-4-Z                                1,469          1,564
   5.850% 1/25/19 Series 1993-183-GB                               500            495
Government National Mortgage Association
   8.000% 6/15/06                                                  175            183
   8.000% 3/15/08                                                1,039          1,086
   8.000% 5/15/08                                                   77             80
   8.000% 6/15/08                                                  976          1,017
   8.000% 7/15/08                                                1,314          1,372
   9.000% 6/15/16                                                  431            461
   8.000% 8/15/16                                                   74             79
   9.000% 11/15/16                                                 224            240
   9.000% 2/15/17                                                  106            113
   9.000% 3/15/21                                                  184            195
   9.000% 8/15/21                                                  320            340
                                                                              -------
                                                                               21,111

Government Income Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Mortgage-Backed Securities (4.0%)
Countrywide Mortgage Backed Securities Inc.
   Series 1994-F-Class A4 6.000% 4/25/09                        $  750        $   737
Merrill Lynch Trust Series 20-D 8.000% 12/20/18                    723            742
                                                                              -------
                                                                                1,479
Total Long-Term Obligations
(Cost basis $33,836)                                                           36,272

Short-Term Obligations (4.9%)
U.S. Government Agency Obligation (4.6%)
Federal Home Loan Mortgage Corp. 5.550% 1/17/96                  1,700          1,695
Repurchase Agreement (0.3%)
CIBC  Wood Gundy Securities; 12/29/95 agreement collateralized by
   Federal National Mortgage Association 7.400% due 7/01/04        125            125
                                                                              -------
Total Short-Term Obligations
(Amortized cost $1,820)                                                         1,820

Total Investments (103.6%)
(Cost basis $35,656)                                                           38,092
Other Assets, Less Liabilities  (-3.6%)                                       (1,336)
                                                                              -------
Total Net Assets (100%)                                                       $36,756
                                                                              =======

*Security purchased on a when-issued or delayed delivery basis for which the Fund had not taken delivery as of December 31, 1995.

See accompanying notes to financial statements.

Intermediate Bond Fund
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                             Principal         Market
Long-Term Obligations  (98.2%)                                  Amount          Value
U.S. Government Agency Mortgage-Backed Securities (16.4%)
Federal Home Loan Mortgage Corporation
   Remic Trust Series 11-C 9.500% 4/15/19                      $   401        $   416
Federal Home Loan Mortgage Corporation Gold
   12.000% 7/01/20                                               4,995          5,614
Federal National Mortgage Association
   9.148% 6/01/97 (Multi Family Housing) Floating Rate             157            158
   8.500% 4/01/01                                                    3              3
   8.500% 5/01/03                                                   40             42
   8.500% 9/01/03                                                  119            124
   8.500% 11/01/03                                                 293            305
   6.000% 4/01/09                                               13,605         13,467
   11.250% 11/01/13 (FHA/VA guaranteed)                            378            421
   6.000% 1/01/24                                                  962            931
   6.000% 3/01/24                                                2,903          2,809
   8.000% 9/01/24                                                  961            995
   8.500% 12/01/24                                               3,669          3,827
   8.000% 8/01/25                                                3,498          3,622
Federal National Mortgage Association Remic Trusts
   14.400% (Effective Yield) 7/25/98  Series 1991-91-SA             57            434
   9.250% 3/25/18 Series 88-4-Z                                  4,966          5,284
Government National Mortgage Association
   8.000% 1/15/08                                                  752            786
   8.000% 2/15/08                                                  506            529
   8.000% 4/15/08                                                  600            627
   8.000% 5/15/08                                                  668            699
   8.000% 6/15/08                                                3,050          3,182
   8.000% 7/15/08                                                  557            580
   9.000% 6/15/16                                                  188            201
   9.000% 8/15/16                                                  124            133
   9.000% 10/15/16                                                 267            285
   6.500% 10/15/25 ARM                                           6,051          6,164
                                                                              -------
                                                                               51,638
Air Transportation (2.4%)
Federal Express Corporation 1994 Pass-Through
   Certificates Series A310-A1 7.530% 9/23/06                    4,720          4,996
United Airline Corporation Series 1991-A1 9.200% 3/22/08         2,323          2,597
                                                                              -------
                                                                                7,593

Asset-Backed Obligations (5.1%)
ALPS  Pass-Through Trust Series 1994-1 Class C2
   9.350% 9/15/04                                                3,482          3,697
First Boston Home Equity Loan Pass-Through Certificates  Series
   1993-H1 Class A-IO 12.820% (Effective Yield) 9/28/13         32,988          1,114
Greentree Finance Manufactured Housing Series 1994-S-A3
   7.600% 9/01/19                                                3,000          3,162
Greentree Home Improvement Loan Trust
   Series 1994-A Class A 7.050% 3/15/14                          3,365          3,417
Greentree Securitized Net Interest Margin
   6.900% 2/15/04 Series 1994-A                                  2,311          2,329
   6.900% 7/15/05 Series 1995-A                                  2,284          2,316
                                                                              -------
                                                                               16,035
Intermediate Bond Fund Continued

                                                             Principal         Market
                                                                Amount          Value
Business Services (2.3%)
Xerox Corp. 6.500% 6/29/00                                     $ 7,000        $ 7,164

Cable/Media (6.5%)
Le Groupe Videotron Ltee 10.625% 2/15/05                         3,000          3,225
Lenfest Communications 8.375% 11/01/05                           3,000          3,000
Rogers Cable Systems Senior Secured Second Priority Note
   9.625% 8/01/02                                                3,000          3,143
Telecommunications Inc. 8.250% 1/15/03                           6,570          7,098
Viacom 10.250% 9/15/01                                           3,500          4,032
                                                                              -------
                                                                               20,498
Commercial Banks (7.6%)
BBV International Finance Cayman Islands 6.875% 10/27/05         5,000          5,140
**Bangkok Bank Public Ltd. 7.250% 9/15/05                        6,500          6,739
Kansallis Osake Panki 10.000% 5/01/02                            5,500          6,568
Santander Financial Issuances 7.875% 4/15/05                     5,000          5,520
                                                                              -------
                                                                               23,967
Consumer Products (0.8%)
Procter & Gamble 9.625% 1/14/01                                  2,300          2,667

Containers and Glass (1.1%)
Owens-Illinois, Inc. 11.000% 12/01/03                            3,000          3,390

Drugs (2.0%)
Sandoz Corporation 6.625% 7/28/05                                6,000          6,205

Energy Services (1.6%)
YPF Sociedad Anonima 7.500% 10/26/02                             4,909          4,975

Financial (4.3%)
American International Group Zero Coupon (Effective
   Yield 6.544%) 8/15/04                                        11,170          6,719
Greentree Financial Corp. 10.250% 6/01/02                        5,500          6,660
                                                                              -------
                                                                               13,379
Financial Services (1.3%)
American Residential Mortgage Corp. 6.110% 2/03/99               4,000          4,046

Foreign Government Regional Bonds (6.5%)
**Corporacion Andina de Fomento 6.625% 10/14/98                  5,500          5,483
Quebec 8.670% 3/12/98                                            4,000          4,250
The Republic of Italy 6.000% 1/10/01                             5,000          4,997
The State of Israel 6.375% 12/15/05                              5,650          5,701
                                                                              -------
                                                                               20,431
Hotel (1.9%)
Renaissance Hotel Group 8.875% 10/01/05                          5,750          6,056

Insurance (3.7%)
Equitable Life Surplus Notes 6.950% 12/01/05                     9,000          9,144
**John Hancock Surplus Notes 7.375% 2/15/24                      2,500          2,507
                                                                              -------
                                                                               11,651
Major Chemicals (3.1%)
**Bayer Corp. 7.125% 10/01/15                                    4,000          4,247
Hanson Overseas 7.375% 1/15/03                                   5,000          5,359
                                                                              -------
                                                                                9,606

Intermediate Bond Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Mining (2.2%)
PT Alatief Freeport Finance Co. B.V. 9.750% 4/15/01             $3,500        $ 3,927
Santa Fe Pacific Gold 8.375% 7/01/05                             3,000          3,083
                                                                             --------
                                                                                7,010
Miscellaneous Transportation (1.7%)
Hong Kong Mass Transit Railway Corp. 7.250% 10/01/05             5,000          5,211

Mortgage-Backed Securities (14.1%)
American Mortgage Trust Series 1993-3 Class 3B 8.190% 9/27/22    2,941          2,949
Countrywide Mortgage Backed Securities Inc.
   Series 1994-F Class A4 6.000% 4/25/09                         3,250          3,193
Excel Credit Corporation Commercial Mortgage Pass-Through
   Certificate Series 1994-1 Class A 6.432% 3/01/04
   Floating Rate                                                 2,027          2,044
Kidder Peabody Series 1994-C3-A2 8.500% 4/04/04                  3,500          3,940
**Lennar Central Partners Limited Partnership Series 1994-1
   Class C 8.120% 9/15/02                                        3,500          3,566
MDC Mortgage Funding Corporation Series Q
   Class 5 8.850% 3/20/18                                        2,184          2,273
Merrill Lynch
   8.000% 12/20/18 Series 20-D                                   5,127          5,267
   8.227% 4/25/23 Series 1994-M1 Class C                         1,300          1,371
   7.093% 12/26/25 Series 1995-C3 Class A3                       4,000          4,100
PS CMO Trust Series 1994-C1-A2 7.920% 8/15/02                    4,250          4,487
**Prudential Home Mortgage Finance Corp.
   Series 1992-A Class B2-2 7.900% 11/25/22                      7,000          7,042
Resolution Trust Corporation Series 1992-5
   Class A3 8.850% 5/25/26                                       2,660          2,750
**SKW Real Estate L.P. Commercial Mortgage Pass-Through
   Certificates Class D 9.050% 4/15/04                           1,330          1,357
                                                                             --------
                                                                               44,339
Paper (1.0%)
Riverwood International Corp. 10.750% 6/15/00                    3,000          3,225

Petroleum (1.2%)
Exxon Capital Corp. Zero Coupon (Effective Yield 6.590%)
   11/15/04                                                      4,330          2,578
Gulf Canada 9.250% 1/15/04                                       1,000          1,030
                                                                             --------
                                                                                3,608

Publishing & Broadcasting (1.9%)
Time Warner Inc.
   6.835% 8/15/00 Floating Rate                                  1,437          1,437
   7.975% 8/15/04                                                  862            913
   8.110% 8/15/06                                                1,725          1,844
   8.180% 8/15/07                                                1,725          1,850
                                                                             --------
                                                                                6,044
Retail (1.7%)
Sears Roebuck & Co. 9.250% 4/15/98                               5,000          5,383

Telecommunications (4.0%)
AT&T Corp. 8.250% 1/11/00                                        5,000          5,421
Telecom New Zealand 6.500% 10/11/01                              7,000          7,195
                                                                             --------
                                                                               12,616

Intermediate Bond Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Utilities (3.8%)
Commonwealth Edison 7.375% 9/15/02                              $5,500       $  5,805
Niagara Mohawk Power Corp. 7.375% 8/01/03                        3,650          3,470
North Atlantic Energy Corporation
   Series A First Mortgage 9.050% 6/01/02                        2,548          2,646
                                                                             --------
                                                                               11,921
                                                                             --------
Total Long-Term Obligations
(Cost basis $299,786)                                                         308,658

Short-Term Obligation - (0.5%)
Commercial Paper (0.5%)
Lehman Brothers Holding Inc. 6.100% 1/02/96
(Amortized cost $1,729)                                          1,730          1,729

Total Investments (98.7%)
(Cost basis $301,515)                                                         310,387
Other Assets, Less Liabilities (1.3%)                                           3,994
                                                                             --------
Total Net Assets (100.0%)                                                    $314,381
                                                                             ========

**These securities are subject to contractual or legal restrictions on their resale. At December 31, 1995, the aggregate value of these securities represented 9.8% of net assets.

See accompanying notes to financial statements.

Income Fund
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                             Principal         Market
Long-Term Obligations (96.3%)                                   Amount          Value
U.S. Government Obligations (6.4%)
U.S Treasury Notes
   7.500% 05/15/02                                              $1,750        $ 1,941
   6.250% 02/15/03                                               1,500          1,566
   5.875% 02/15/04                                               2,500          2,551
   7.250% 05/15/04                                               3,200          3,554
   6.500% 05/15/05                                               1,500          1,598
   6.500% 08/15/05                                               2,000          2,132
                                                                              -------
                                                                               13,342
Airline (1.0%)
American Airlines Equipment Trust 9.710% 1/02/07                 1,849          2,137

Asset-Backed Obligations (0.5%)
ALPS Pass-Through Trust Series 1994-1 Class C2
   9.350% 9/15/04                                                  995          1,056

Automotive (0.5%)
Masco Corp. 7.125% 8/15/13                                       1,000          1,017

Cable/Media (12.8%)
Continental Cablevision Inc. 8.875% 9/15/05                      1,500          1,579
Cox Communications 6.500% 11/15/02                               1,500          1,530
Le Groupe Videotron Ltee 10.625% 2/15/05                         3,000          3,225
Lenfest Communications 8.375% 11/01/05                           3,000          3,000
News America Holdings Inc. 8.625% 2/01/03                        3,000          3,367
Rogers Cable Systems Senior Secured Second
   Priority Note 9.625% 8/01/02                                  3,000          3,142
Telecommunications, Inc. Class A 9.800% 2/01/12                  2,000          2,387
Time Warner Entertainment 8.875% 10/01/12                        3,000          3,373
Viacom International Inc.
   10.250% 9/15/01                                               2,000          2,304
   7.750% 6/01/05                                                1,000          1,062
Young Broadcasting, Inc. 11.750% 11/15/04                        1,500          1,678
                                                                              -------
                                                                               26,647

Commercial Banks (8.0%)
Banca Commercial Italian 8.250% 7/15/07                          3,000          3,348
*Banko del Estado de Chile (Caymen Islands) 8.390% 8/01/01       3,000          3,228
Banesto Delaware Inc. 8.250% 7/28/02                             2,000          2,188
*Bangkok Bank Public Ltd. 7.250% 9/15/05                         3,000          3,110
RBSG Capital Corp. 10.125% 3/01/04                               2,000          2,471
Santander Financial Issuances 7.875% 4/15/05                     2,000          2,208
                                                                              -------
                                                                               16,553
Containers & Glass (2.3%)
Coca-Cola Bottling Company Medium-Term Note
   8.560% 2/26/02                                                2,000          2,245
Owens-Illinois, Inc. 11.000% 12/01/03                            2,300          2,599
                                                                              -------
                                                                                4,844
Electronics (1.1%)
Philips Electronics N.V. 8.375% 9/15/06                          2,000          2,304

Income Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Financial (7.9%)
Ford Capital B.V. 9.875% 5/15/02                                $2,000       $  2,392
General Motors Acceptance Corp. 9.625% 12/15/01                  2,000          2,350
*Goldman Sachs 7.125% 3/01/03                                    3,000          3,133
Greentree Acceptance Corp. 10.250% 6/01/02                       2,000          2,422
Meditrust 7.375% 7/15/00                                         2,000          2,064
Navistar Financial Corp. Medium-Term Note 9.500% 6/01/96         2,000          2,012
Property Trust of America 6.875% 2/15/08                         2,000          1,998
                                                                              -------
                                                                               16,371
Food, Beverages & Tobacco (3.3%)
Cott Corp. 9.375 7/01/05                                         1,500          1,493
Philip Morris Companies 7.250% 1/15/03                           3,000          3,164
Ralcorp Holdings, Inc. 8.750% 9/15/04                            2,000          2,254
                                                                              -------
                                                                                6,911
Foreign Government Regional Bonds (6.2%)
*Corporacion Andina de Fomento 6.625% 10/14/98                   3,000          2,991
New Zealand Government Debentures  8.750% 12/15/06               2,000          2,431
The Republic of Columbia 8.750% 10/06/99                         2,500          2,646
*The Republic of Poland 7.750% 7/13/00                           2,000          2,069
The State of Israel 6.375% 12/15/05                              2,800          2,825
                                                                              -------
                                                                               12,962
Health Services & Equipment (1.9%)
Columbia/HCA Health Care Corp. 8.850% 1/01/07                    2,000          2,396
Quorum Health 8.250% 11/01/05                                    1,500          1,552
                                                                              -------
                                                                                3,948
Hospitals, Nursing Homes (1.4%)
Tenet Healthcare 9.625% 9/01/02                                  2,000          2,200
Universal Health Services, Inc. 8.750% 8/15/05                     800            812
                                                                              -------
                                                                                3,012
Hotels and Entertainment (7.5%)
Caesars World Inc. 8.875% 8/15/02                                1,000          1,060
Cal Hotel Finance Corp. 11.000% 12/01/02                         2,000          2,120
Circus Circus Enterprises, Inc. 10.625% 6/15/97                  2,000          2,129
Grand Casino, Inc. 10.125% 12/01/03                              3,000          3,128
ITT Corp. 6.250% 11/15/00                                        3,000          3,029
MGM Grand Hotel 12.000% 5/01/02                                  2,000          2,195
Station Casinos 9.625% 6/01/03                                   2,000          1,970
                                                                              -------
                                                                               15,631
Machinery & Fabricated Metal Products (4.4%)
Black & Decker Inc. 7.000% 2/01/06                               2,000          2,065
Cincinnati Milacron 8.375% 3/15/04                               2,000          2,090
Giddings and Lewis 7.500% 10/01/05                               3,000          3,132
Rexnord Corp. 10.750% 7/01/02                                    2,000          2,232
                                                                              -------
                                                                                9,519

Major Chemicals (2.4%)
Bayer Corp. 6.500% 10/01/03                                      4,000          4,121
Buckeye Cellulose 8.500% 12/15/05                                1,000          1,023
                                                                              -------
                                                                                5,144
Mining and Agriculture (3.1%)
PT Alatief Freeport Financial Co. B.V. 9.750% 4/15/07
3,000                                       3,366
Santa Fe Pacific Gold 8.375% 7/01/05                             3,000          3,082
                                                                              -------
                                                                                6,448
Income Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Miscellaneous Transportation (1.3%)
Hong Kong Mass Transit Railway Corp. 7.250%  10/01/05           $2,500       $  2,606

Mortgage-Backed Security (0.4%)
Resolution Trust Corporation Series 1992-C1 Class A1
   8.800% 8/25/23                                                  796            830

Natural Gas & Oil (4.6%)
Arkla Inc. 9.875% 4/15/97                                        3,000          3,137
Colorado Interstate Gas 10.000% 6/15/05                          1,500          1,879
Texas Eastern Transmission Corporation 10.375% 11/15/00          2,000          2,360
Transco Energy Co. 9.125% 5/01/98                                2,000          2,140
                                                                             --------
                                                                                9,516
Paper (1.0%)
PT Riau Andalan Pulp and Paper 11.500% 12/15/00                  2,000          1,987

Petroleum (5.5%)
Gulf Canada 9.250% 1/15/04                                       1,500          1,545
*Lyondell Petroleum 9.750% 9/04/03                               2,000          2,379
Occidental Petroleum Corporation 11.750% 3/15/11                 2,000          2,119
Union Texas Petroleum 8.500% 4/15/07                             2,000          2,295
Vintage Petroleum 9.000% 12/15/05                                3,000          3,022
                                                                             --------
                                                                               11,360
Retail (1.6%)
Hook-SuperX, Inc. 10.125% 6/01/02                                2,000          2,199
Kroger Company 9.750% 2/15/04                                    1,000          1,079
                                                                             --------
                                                                                3,278
Services (2.0%)
ARA Services, Inc. 10.625% 8/01/00                               1,600          1,816
Aramark Services 8.150% 5/01/05                                  1,000          1,090
Service Corp. International 8.375% 12/15/04                      1,000          1,134
                                                                             --------
                                                                                4,040

Telephone (2.5%)
Rogers Cantel Mobile, Inc. 10.750% 11/01/01                      3,000          3,161
Telewest Communications 9.625% 10/01/06                          2,000          2,032
                                                                             --------
                                                                                5,193
Utilities (6.7%)
CTC Mansfield Funding Corporation 11.125% 9/30/16                               1,5001,545
Kentucky Power First Mortgage Medium-Term Note
   8.900% 5/21/01                                                2,000          2,250
Louisiana Power & Light Company Series A 10.670% 1/02/17         1,000          1,076
*National Power Corp. Medium-Term Note 9.000% 7/05/02            1,500          1,560
North Atlantic Energy Corporation Series A First Mortgage
   9.050% 6/01/02                                                2,831          2,940
Texas Utilities Company 9.750% 5/01/21                           2,000          2,352
Utilicorp United, Inc. 8.200% 1/15/07                            2,000          2,236
                                                                             --------
                                                                               13,959
                                                                             --------
Total Long-Term Obligations
(Cost basis $189,591)                                                         200,615

Income Fund Continued
                                                             Principal         Market
                                                                Amount          Value
Short-Term Obligation (1.9%)
Commercial Paper (1.9%)
Lehman Brothers Holding Inc. 6.100% 1/02/96
(Amortized Cost $4,068)                                         $4,070       $  4,068

Total Investments (98.2%)
(Cost basis $193,659)                                                         204,683
Other Assets, Less Liabilities (1.8%)                                           3,715
                                                                             --------
Total Net Assets (100.0%)                                                    $208,398
                                                                             ========

*These securities are subject to contractual or legal restrictions on their resale. At December 31, 1995, the aggregate value of these securities represented 8.9% of net assets.

See accompanying notes to financial statements.

Balance Sheets
Investments as of December 31, 1995
(Dollar Amounts In Thousands)
(Unaudited)
                                                                        Limited
                                                                       Maturity      Government    Intermediate
                                                                        Income         Income          Bond          Income
                                                                         Fund           Fund           Fund           Fund
                                                                       --------       --------       --------       --------
Assets
Investments, at market value                                            $35,864        $38,092       $310,387       $204,683
Receivable for fund shares sold                                             443             --            464             --
Accrued interest receivable                                                 464            420          4,705          3,958
Receivable from investment adviser                                            6             --             --             --
Cash and other assets                                                        57            176             99            706
                                                                        -------        -------       --------       --------
   Total Assets                                                         $36,834        $38,688       $315,655       $209,347
                                                                        =======        =======       ========       ========
Liabilities
Payable for investments purchased                                       $    --        $ 1,781       $     --       $     --
Payable for fund shares redeemed                                             --             --            692            324
Dividends payable                                                            57             --            390            444
Payable to investment adviser and transfer agent                              6             17            144            152
Other liabilities                                                           101            134             48             29
                                                                        -------        -------       --------       --------
   Total Liabilities                                                        164          1,932          1,274            949
                                                                        -------        -------       --------       --------
Capital
Paid-in capital                                                          37,443         36,418        317,641        203,871
Net unrealized appreciation (depreciation) of investments                   (22)         2,436          8,872         11,024
Accumulated net realized losses on investments                             (751)        (2,098)       (12,132)        (6,497)
                                                                        -------        -------       --------       --------
   Total Capital (Net Assets)                                            36,670         36,756        314,381        208,398
                                                                        -------        -------       --------       --------
   Total Liabilities and Capital                                        $36,834        $38,688       $315,655       $209,347
                                                                        =======        =======       ========       ========
Shares Outstanding (Unlimited Number Authorized)                          3,756          3,614         35,172         20,672
                                                                        =======        =======       ========       ========
Net Asset Value (Capital) Per Share                                     $  9.76        $ 10.17       $   8.94       $  10.08
                                                                        =======        =======       ========       ========
See accompanying notes to financial statements.

Statements of Operations
For the Six Months Ended
December 31, 1995
(All Amounts In Thousands)
(Unaudited)
                                                                        Limited
                                                                       Maturity      Government    Intermediate
                                                                        Income         Income          Bond          Income
                                                                         Fund           Fund           Fund           Fund
                                                                        -------       ----------    ----------      --------
Investment Income
Interest income                                                         $1,038         $1,310         $11,141        $ 7,432
                                                                        ------         ------         -------        -------
Expenses
Management fees                                                             94            112             764            579
Transfer agent fees                                                         22             26             214            129
Printing and postage                                                        15             12              34             20
Registration fees                                                           14             11              12             14
Legal and audit fees                                                        13             13              13             13
Accounting fees                                                             13             12              15             14
Trustees' fees                                                               6              6               9              6
Custodian fees                                                               4              5               7              7
Amortization of organization expenses                                        1             --              --             --
Other expenses                                                              11             12              55             29
                                                                        ------         ------         -------        -------
                                                                           193            209           1,123            811
Reimbursement of expenses by investment advisor                           (111)           (23)            (54)           (59)
                                                                        ------         ------         -------        -------
   Total Expenses                                                           82            186           1,069            752
                                                                        ------         ------         -------        -------
   Net Investment Income                                                   956          1,124          10,072          6,680
Realized and Unrealized Gains on Investments
Net realized gains on investments                                           --            163           5,043          1,551
Net change in unrealized appreciation or depreciation on investments       244          1,043           4,218          4,133
                                                                        ------         ------         -------        -------
   Net Gains on Investments                                                244          1,206           9,261          5,684
                                                                        ------         ------         -------        -------
Net Increase in Net Assets Resulting from Operations                    $1,200         $2,330         $19,333        $12,364
                                                                        ======         ======         =======        =======
See accompanying notes to financial statements.

Statements of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                           Limited Maturity                 Government
                                                                             Income Fund                   Income Fund
                                                                         Year        Six Months        Year        Six Months
                                                                         Ended          Ended          Ended          Ended
                                                                       June 30,       Dec. 31,       June 30,       Dec. 31,
                                                                         1995           1995           1995           1995
                                                                       -----------------------       ------------------------
Operations
Net investment income                                                   $ 1,673        $   956        $ 2,770        $ 1,124
Net realized gains (losses) on investments                                 (548)            --         (1,162)           163
Net change in unrealized appreciation or depreciation of investments        736            244          2,629          1,043
                                                                        -------        -------        -------        -------
   Net Increase in Net Assets Resulting from Operations                   1,861          1,200          4,237          2,330
                                                                        -------        -------        -------        -------
Distributions To Shareholders
Dividends from net investment income                                     (1,664)          (967)        (2,770)        (1,124)
                                                                        -------        -------        -------        -------
Share Transactions
Subscriptions to fund shares                                             17,366         14,047         15,151          2,981
Investment income dividends reinvested                                    1,160            722          2,106            883
Redemptions of fund shares                                              (26,199)        (6,239)       (27,280)        (5,594)
                                                                        -------        -------        -------        -------
   Net Increase (Decrease) from Share Transactions                       (7,673)         8,530        (10,023)        (1,730)
                                                                        -------        -------        -------        -------
   Net Increase (Decrease) in Net Assets                                 (7,476)         8,763         (8,556)         (524)
Total Net Assets
Beginning of Period                                                      35,383         27,907         45,836         37,280
                                                                        -------        -------        -------        -------
End of Period                                                           $27,907        $36,670        $37,280        $36,756
                                                                        =======        =======        =======        =======
Accumulated Undistributed Net Investment Income at End of Period        $    11        $    --        $    --        $    --
                                                                        =======        =======        =======        =======
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                              1,814          1,447          1,606            301
Investment income dividends reinvested                                      121             75            223             89
                                                                        -------        -------        -------        -------
                                                                          1,935          1,522          1,829           390
Redemptions of fund shares                                               (2,739)          (643)        (2,877)         (562)
                                                                        -------        -------        -------        -------
Net increase (decrease) in fund shares                                    (804)            879         (1,048)         (172)
Shares outstanding at beginning of period                                 3,681          2,877          4,834          3,786
                                                                        -------        -------        -------        -------

Shares outstanding at end of period                                       2,877          3,756          3,786          3,614
                                                                        =======        =======        =======        =======


See accompanying notes to financial statements.

Statements of Changes in Net Assets
(All Amounts In Thousands)
(Unaudited)
                                                                           Intermediate
                                                                            Bond Fund                     Income Fund
                                                                         Year        Six Months        Year        Six Months
                                                                         Ended          Ended          Ended          Ended
                                                                       June 30,       Dec. 31,       June 30,       Dec. 31,
                                                                         1995           1995           1995           1995
                                                                     ---------------------------    -------------------------
Operations
Net investment income                                                  $ 20,703       $ 10,072       $ 12,087       $  6,680
Net realized gains (losses) on investments                              (11,716)         5,043         (2,294)         1,551
Net change in unrealized appreciation or depreciation of investments     18,957          4,218         10,187          4,133
                                                                       --------       --------       --------       --------
   Net Increase in Net Assets Resulting from Operations                  27,944         19,333         19,980         12,364
                                                                       --------       --------       --------       --------
Distributions To Shareholders
Dividends from net investment income                                    (20,726)       (10,100)       (12,126)        (6,686)
                                                                       --------       --------       --------       --------
Share Transactions
Subscriptions to fund shares                                            109,708         44,275         62,511         55,172
Investment income dividends reinvested                                   16,092          8,615          7,966          4,822
Redemptions of fund shares                                             (133,792)       (49,475)       (62,890)       (31,601)
                                                                       --------       --------       --------       --------
   Net Increase (Decrease) from Share Transactions                       (7,992)         3,415          7,587          28,393
                                                                       --------       --------       --------       --------
   Net Increase (Decrease) in Net Assets                                  (774)         12,648         15,441         34,071
Total Net Assets
Beginning of Period                                                     302,507        301,733        158,886        174,327
                                                                       --------       --------       --------       --------
End of Period                                                          $301,733       $314,381       $174,327       $208,398
                                                                       ========       ========       ========       ========
Accumulated Undistributed Net Investment Income at End of Period       $     28       $     --       $      6       $     --
                                                                       ========       ========       ========       ========
Analyses of Changes in Shares of Beneficial Interest
Subscriptions to fund shares                                             13,047          5,068          6,703          5,589
Investment income dividends reinvested                                    1,920            984            853            488
                                                                       --------       --------       --------       --------
                                                                         14,967          6,052          7,556          6,077
Redemptions of fund shares                                              (16,019)        (5,667)        (6,720)        (3,212)
                                                                       --------       --------       --------       --------
Net increase (decrease) in fund shares                                   (1,052)           385            836          2,865
Shares outstanding at beginning of period                                35,839         34,787         16,971         17,807
                                                                       --------       --------       --------       --------

Shares outstanding at end of period                                      34,787         35,172         17,807         20,672
                                                                       ========       ========       ========       ========


See accompanying notes to financial statements.

Notes to the Financial Statements
Note 1. Significant Accounting Policies
The following are the significant accounting policies of Stein Roe Limited Maturity Income Fund, Stein Roe Government Income Fund, Stein Roe Intermediate Bond Fund and Stein Roe Income Fund (the "Funds"), each a series of the Stein Roe Income Trust (a Massachusetts business trust).

Security Valuations
All securities are valued as of December 29, 1995, the last business day of the period. Long-term debt securities are valued using market quotations if readily available at the time of valuation. If market quotations are not readily available, they are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of market valuations provided by a pricing service. Short-term debt securities with remaining maturities of 60 days or less are valued at their amortized cost. Those with remaining maturities of more than 60 days for which market quotations are not readily available are valued by use of a matrix, prepared by the Adviser, based on quotations for comparable securities. Other assets are valued by a method that the Board of Trustees believes represents a fair value.

Futures Contracts
The Funds may enter into U.S. Treasury Bond futures contracts to either hedge against expected declines of their portfolio securities or as a temporary substitute for the purchase of individual bonds. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Fund seeks to close out a contract, and changes in the value of the futures contract may not correlate with changes in the value of the portfolio securities being hedged.

Upon entering into a futures contract, the Fund deposits cash or securities with its custodian in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. None of the Funds entered into futures contracts during the six months ended December 31, 1995.

Federal Income Taxes
No provision is made for federal income taxes, since the Funds elect to be taxed as "regulated investment companies" and make such distributions to their shareholders as to be relieved of all federal income taxes under provisions of current federal tax law.

The Funds intend to utilize provisions of the federal income tax laws that allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized gains.

At June 30, 1995, the Funds had capital loss carryforwards as follows:
                                      Year of
Fund                  Amount          Expiration
Limited
  Maturity
  Income              $ 655           2002-2003
Government
  Income              2,106           2003
Intermediate
  Bond                9,889           2003
Income                6,779           1999-2003

Distributions to Shareholders
Dividends from net investment income are declared daily and paid monthly.
Capital gain distributions, if any, are distributed annually. Distributions in excess of tax basis earnings are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings that result in temporary over-distributions are classified as distributions in excess of net investment income or net realized gains, and all permanent differences are reclassified to paid-in capital.

None of the Funds had distributions in excess of net investment income or net realized gains for the six months ended December 31, 1995.

Other Information
Realized gains or losses from sales of securities are determined on the specific identified cost basis.

Securities purchased on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. These securities are subject to market fluctuation during this period.

All amounts, except per-share amounts, are shown in thousands.

Note 2. Portfolio Composition
Limited Maturity Income Fund invests primarily in U.S. Government and other high-quality debt securities. Government Income Fund invests primarily in securities issued or guaranteed as to principal and interest by the U.S.
Government or by its agencies and instrumentalities. Intermediate Bond Fund invests primarily in marketable debt securities and Income Fund in medium-quality debt securities.

See each Fund's schedule of investments for information on individual securities as well as industry diversification, and see Fund Highlights for each Fund's portfolio quality.

Note 3. Trustees' Fees and Transactions with Affiliates
The Funds pay a monthly management fee, computed and accrued daily, to Stein Roe & Farnham Incorporated (the "Adviser"), an indirect subsidiary of Liberty Mutual Insurance Company, for its services as investment adviser and manager. The management fee for Limited Maturity Income Fund is computed at an annual rate of .60 of 1 percent of the first $100 million of average net assets, .55 of 1 percent of the next $100 million and .50 of 1 percent thereafter; Government Income Fund is computed at an annual rate of .60 of 1 percent of the first $100 million of average net assets and .55 of 1 percent thereafter; Intermediate Bond Fund is computed at an annual rate of .50 of 1 percent of average net assets; and Income Fund is computed at an annual rate of .65 of 1 percent of the first $100 million of average net assets and .60 of 1 percent thereafter.

The investment advisory agreements of the Funds provide that the Adviser will reimburse each Fund to the extent that its annual expenses, excluding certain expenses, exceed the applicable limits prescribed by any state in which each Fund's shares are offered for sale. In addition, the Adviser has agreed to reimburse Government Income Fund and Income Fund to the extent that their expenses exceed 1 percent and .82 percent of average net assets, respectively. Effective November 1, 1995, the Adviser agreed to reimburse Limited Maturity Income Fund to the extent that expenses exceed .65 percent of average net assets. Prior to November 1, 1995, the expense limitation was .45 percent of average net assets. Effective May 1, 1995, the Adviser agreed to reimburse Intermediate Bond Fund to the extent that expenses incurred exceed .70 percent of average net assets. The expense limitations for Limited Maturity Income Fund, Government Income Fund and Intermediate Bond Fund expire October 31, 1996, subject to earlier termination by the Adviser on 30 days' notice. The expense limitation for Income Fund commenced on October 29, 1993, and expires October 31, 1998.

The transfer agent fees of the Funds are paid to SteinRoe Services Inc., an indirect subsidiary of Liberty Mutual Insurance Company.

Pursuant to an agreement with the Funds, the Adviser provides certain accounting services. For the six months ended December 31, 1995, Limited Maturity Income Fund, Government Income Fund, Intermediate Bond Fund and Income Fund incurred charges of $13, $12, $15 and $14, respectively.

Certain officers and trustees of the Trust are also officers of the Adviser. The compensation of trustees not affiliated with the Adviser for Limited Maturity Income Fund, Government Income Fund, Intermediate Bond Fund and Income Fund for the six months ended December 31, 1995, was $6, $6, $9 and $6, respectively. No remuneration was paid to any other trustee or officer of the Trust.

Note 4. Short-Term Debt
To facilitate portfolio liquidity, the Funds maintain borrowing arrangements under which they can borrow against portfolio securities. There were no borrowings for any of the Funds during the six months ended December 31, 1995.

Note 5. Investment Transactions
The aggregate cost of purchases and proceeds from sales of securities other than short-term obligations for the six months ended December 31, 1995, were:
Fund                              Purchases               Sales
Limited Maturity Income Fund      $ 12,315                $  3,537
Government Income Fund              10,169                   8,557
Intermediate Bond Fund             343,120                 329,192
Income Fund                        106,989                  79,793

At December 31, 1995, unrealized appreciation and depreciation of investments on a tax basis and the cost of investments for financial reporting purposes and for federal income tax purposes were as follows:
                                                                                                   Cost of Investments
                                                                                           Net                   Federal
                                                                            Appreciation        Financial        Income
Fund                                   Appreciation      Depreciation      (Depreciation)       Reporting        Tax
Limited Maturity Income Fund             $    181            $203             $   (22)          $ 35,886         $ 35,886
Government Income Fund                      2,517              82               2,435             35,656           35,657
Intermediate Bond Fund                      9,346             540               8,806            301,515          301,581
Income Fund                                11,354             352              11,002            193,659          193,681

Financial Highlights (Unaudited)
Limited Maturity Income Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                      Year        Year        Six Months
                                                                     Period Ended     Ended       Ended          Ended
                                                                       June 30,     June 30,    June 30,       Dec. 31,
                                                                        1993(a)       1994        1995           1995
Net Asset Value, Beginning of Period                                    $10.00       $ 10.01     $  9.61        $  9.70
                                                                        ------       -------     -------        -------
Income From Investment Operations
   Net investment income                                                  .12          .47         .56              .31
   Net realized and unrealized gains (losses) on investments              .01         (.40)        .09              .06
                                                                        ------       -------     -------        -------
   Total from investment operations                                       .13          .07         .65              .37
Distributions from net investment income                                 (.12)        (.47)       (.56)            (.31)
                                                                        ------       -------     -------        -------
Net Asset Value, End of Period                                          $10.01       $  9.61     $  9.70        $  9.76
                                                                        ======       =======     =======        =======
Ratio of net expenses to average net assets (b)                           0.45%*       0.45%       0.45%           0.52%*
Ratio of net investment income to average net assets (c)                  4.18%*       4.81%       5.83%           6.10%*
Portfolio turnover rate                                                     20%**       122%         64%             12%**
Total return (c)                                                          1.43%**      0.66%       6.96%           3.74%**
Net assets, end of period (000s)                                        $7,619       $35,383     $27,907        $36,670

 *Annualized
**Not annualized
(a)  The Fund commenced operations on March 11, 1993.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 3.63 percent for the period ended June 30, 1993, 1.14, and 1.27 percent for the years ended June 30, 1994 and 1995, respectively, and 1.23 percent for the six months ended December 31, 1995.
(c) Computed giving effect to investment adviser's expense limitation undertaking.

Financial Highlights Continued (Unaudited)
Government Income Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                      Period
                                                       Ended
                                                    June 30,                    Years Ended June 30,
                                                     1986(a)      1987      1988      1989      1990
Net Asset Value, Beginning of Period                 $ 10.00   $ 10.10   $  9.79   $  9.59   $  9.77
                                                     -------   -------   -------   -------   -------
Income From Investment Operations
   Net investment income                                 .24       .72       .74       .78       .76
   Net realized and unrealized gains (losses)
     on investments                                      .10     (.31)     (.15)       .18     (.11)
                                                     -------   -------   -------   -------   -------
     Total from investment operations                    .34       .41       .59       .96       .65
                                                     -------   -------   -------   -------   -------
Distributions
   Distributions from net investment income            (.24)     (.72)     (.74)     (.78)     (.76)
   Net realized capital gains                             --        --     (.05)        --        --
   In excess of realized gains                            --        --        --        --        --
                                                     -------   -------   -------   -------   -------
     Total distributions                               (.24)     (.72)     (.79)     (.78)     (.76)
                                                     -------   -------   -------   -------   -------
Net Asset Value, End of Period                       $ 10.10   $  9.79   $  9.59   $  9.77  $   9.66
                                                     =======   =======   =======   =======   =======
Ratio of net expenses to average
   net assets (b)                                     1.00%*     1.00%     1.00%     1.00%     1.00%
Ratio of net investment income to average
   net assets (c)                                     7.61%*     7.13%     7.68%     8.19%     7.90%
Portfolio turnover rate                                91%**      205%      237%      239%      181%
Total return (c)                                     3.35%**     4.01%     6.35%    10.61%     6.92%
Net assets, end of period (000s)                     $11,970   $22,656   $26,859   $32,011   $46,853

                                                                                                           Six
                                                                                                        Months
                                                                                                         Ended
                                                                                Years Ended June 30,             Dec 31,
                                                        1991      1992      1993      1994      1995      1995
                                                     --------     -----     -----     -----     -----  -------
Net Asset Value, Beginning of Period                 $  9.66   $  9.81   $ 10.40   $ 10.46   $  9.48   $  9.85
                                                     -------   -------   -------   -------   -------   -------
Income From Investment Operations
   Net investment income                                 .75       .72       .64       .56       .62       .32
   Net realized and unrealized gains (losses)
     on investments                                      .15       .59       .31     (.77)       .37       .32
                                                     -------   -------   -------   -------   -------   -------
     Total from investment operations                    .90      1.31       .95     (.21)       .99       .64
                                                     -------   -------   -------   -------   -------   -------
Distributions
   Distributions from net investment income            (.75)     (.72)     (.64)     (.56)     (.62)     (.32)
   Net realized capital gains                             --        --     (.25)     (.01)        --        --
   In excess of realized gains                            --        --        --     (.20)        --        --
                                                     -------   -------   -------   -------   -------   -------
     Total distributions                               (.75)     (.72)     (.89)     (.77)     (.62)     (.32)
                                                     -------   -------   -------   -------   -------   -------
Net Asset Value, End of Period                       $  9.81   $ 10.40   $ 10.46   $  9.48   $  9.85   $ 10.17
                                                     =======   =======   =======   =======   =======   =======
Ratio of net expenses to average net assets (b)        1.00%     0.99%     0.95%     0.98%     1.00%    1.00%*
Ratio of net investment income to average
   net assets (c)                                      7.65%     7.05%     6.25%     5.49%     6.56%    6.06%*
Portfolio turnover rate                                 136%      139%      170%      167%      225%     15%**
Total return (c)                                       9.61%    13.75%     9.60%   (2.26%)    10.94%   6.38%**
Net assets, end of period (000s)                     $49,952   $58,978   $61,591   $45,836   $37,280   $36,756

  *Annualized
**Not annualized
(a)  The Fund commenced operations on March 5, 1986.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 3.33 percent for the period ended June 30, 1986, 1.44, 1.37, 1.21, and 1.07 percent for the years ended June 30, 1987 through 1990, respectively, and 1.09 percent for the year ended June 30, 1995, and 1.12 percent for the six months ended December 31, 1995.
(c) Computed giving effect to investment adviser's expense limitation undertaking.

Financial Highlights Continued (Unaudited)
Intermediate Bond Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                                                                Years Ended June 30,
                                              1986      1987      1988      1989      1990      1991
                                          --------  --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period      $   8.89  $   9.92  $   8.77  $   8.51  $   8.65  $   8.38
                                          --------  --------  --------  --------  --------  --------
Income From Investment Operations
   Net investment income                      .84        .74      .68        .74      .73        .69
   Net realized and unrealized gains
     (losses) on investments                  1.03     (.41)     (.12)       .14     (.28)       .16
                                          --------  --------  --------  --------  --------  --------
     Total from investment operations         1.87       .33       .56       .88       .45       .85
                                          --------  --------  --------  --------  --------  --------
Distributions
   Net investment income                     (.84)     (.74)     (.68)     (.74)     (.72)     (.70)
   Net realized capital gains                   --     (.74)     (.14)        --        --        --
   In excess of realized gains                  --        --        --        --        --        --
                                          --------  --------  --------  --------  --------  --------
     Total distributions                     (.84)    (1.48)     (.82)     (.74)     (.72)     (.70)
                                          --------  --------  --------  --------  --------  --------
Net Asset Value, End of Period            $   9.92  $   8.77  $   8.51  $   8.65  $   8.38  $   8.53
                                          ========  ========  ========  ========  ========  ========
Ratio of net expenses to average
   net assets (a)                            0.69%     0.68%     0.73%     0.73%     0.74%     0.73%
Ratio of net investment income to
   average net assets (b)                    9.03%     7.94%     7.97%     8.71%     8.60%     8.17%
Portfolio turnover rate                       334%      230%      273%      197%      296%      239%
Total return (b)                            21.90%     3.40%     6.92%    10.97%     5.33%    10.62%
Net assets, end of period (000s)          $183,440  $188,674  $162,225  $165,056  $161,439  $184,444
                                                                                       Six
                                                                                    Months
                                                                                     Ended
                                                                      Years Ended June 30,            Dec. 31,
                                              1992      1993      1994      1995      1995
                                          --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period      $   8.53  $   8.99  $   9.26  $   8.44     $8.67
                                          --------  --------  --------  --------  --------
Income From Investment Operations
   Net investment income                       .69       .65       .56       .58       .30
   Net realized and unrealized gains
     (losses) on investments                   .46       .27     (.59)       .23       .27
                                          --------  --------  --------  --------  --------
     Total from investment operations         1.15       .92     (.03)       .81       .57
                                          --------  --------  --------  --------  --------
Distributions
   Net investment income                     (.69)     (.65)     (.56)     (.58)     (.30)
   Net realized capital gains                   --        --     (.08)        --        --
   In excess of realized gains                  --        --     (.15)        --        --
                                          --------  --------  --------  --------  --------
     Total distributions                     (.69)     (.65)     (.79)     (.58)     (.30)
                                          --------  --------  --------  --------  --------
Net Asset Value, End of Period            $   8.99  $   9.26  $   8.44  $   8.67  $   8.94
                                          ========  ========  ========  ========  ========
Ratio of net expenses to average
   net assets (a)                            0.70%     0.67%     0.70%     0.70%    0.70%*
Ratio of net investment income to
   average net assets (b)                    7.87%     7.22%     6.20%     6.94%    6.57%*
Portfolio turnover rate                       202%      214%      206%      162%    107%**
Total return (b)                            14.02%    10.59%   (0.47%)    10.11%   6.54%**
Net assets, end of period (000s)          $242,948  $311,728  $302,507  $301,733  $314,381

  *Annualized
**Not annualized
(a) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 0.71 percent for the year ended June 30, 1995, and 0.73 percent for the period ended December 31, 1995.
(b) Computed giving effect to investment adviser's expense limitation undertaking.

Financial Highlights Continued (Unaudited)
Income Fund
Selected per-share data (for a share outstanding throughout each period), ratios and supplemental data.
                                            Period
                                             Ended
                                          June 30,                              Years Ended June 30,
                                           1986(a)      1987      1988      1989      1990      1991
                                           -------  --------  --------  --------  --------   -------
Net Asset Value, Beginning of Period       $ 10.00   $  9.94   $  9.71  $   9.60   $  9.65   $  8.95
                                           -------   -------   -------  --------   -------   -------
Income From Investment Operations
   Net investment income                       .30       .98       .95       .95       .92       .80
   Net realized and unrealized gains
     (losses) on investments                 (.06)     (.23)     (.11)       .05     (.70)        --
                                           -------   -------   -------  --------   -------   -------
     Total from investment operations          .24       .75       .84      1.00       .22       .80
Distributions from net investment income     (.30)     (.98)     (.95)     (.95)     (.92)     (.80)
                                           -------   -------   -------  --------   -------   -------
Net Asset Value, End of Period             $  9.94   $  9.71   $  9.60  $   9.65   $  8.95   $  8.95
                                           =======   =======   =======  ========   =======   =======
Ratio of net expenses to average
   net assets (b)                           1.00%*     0.96%     0.91%     0.90%     0.93%     0.95%
Ratio of net investment income to
   average net assets (c)                  10.07%*     9.90%    10.08%     9.97%    10.02%     8.98%
Portfolio turnover rate                      84%**      153%      158%       94%       90%       77%
Total return (c)                           2.42%**     7.70%     9.38%    11.06%     2.48%     9.30%
Net assets, end of period (000s)           $32,034   $91,916   $96,611  $110,376   $89,023   $93,952
                                                                                       Six
                                                                                    Months
                                                                                     Ended
                                                                      Years Ended June 30,             Dec 31,
                                              1992      1993      1994      1995      1995
                                          --------  --------  --------  --------  --------
Net Asset Value, Beginning of Period      $   8.95  $   9.51  $  10.10  $   9.36  $   9.79
                                          --------  --------  --------  --------  --------
Income From Investment Operations
   Net investment income                       .76       .75       .69       .71       .37
   Net realized and unrealized gains
     (losses) on investments                   .56       .59     (.74)       .43       .29
                                          --------  --------  --------  --------  --------
     Total from investment operations         1.32      1.34     (.05)      1.13       .66
Distributions from net investment income     (.76)     (.75)     (.69)     (.71)     (.37)
                                          --------  --------  --------  --------  --------
Net Asset Value, End of Period            $   9.51  $  10.10  $   9.36  $   9.79  $  10.08
                                          ========  ========  ========  ========  ========
Ratio of net expenses to average
   net assets (b)                            0.90%     0.82%     0.82%     0.82%    0.82%*
Ratio of net investment income to
   average net assets (c)                    8.20%     7.62%     6.94%     7.55%    7.24%*
Portfolio turnover rate                        76%       39%       53%       64%     45%**
Total return (c)                            15.30%    14.64%   (0.69%)    12.79%   6.74%**
Net assets, end of period (000s)          $112,706  $151,594  $158,886  $174,327  $208,398

  *Annualized
**Not annualized
(a)  The Fund commenced operations on March 5, 1986.
(b) If the Fund had paid all of its expenses and there had been no reimbursement by the investment adviser, this ratio would have been 2.01 percent for the period ended June 30, 1986, 0.83 and 0.85 percent for the years ended June 30, 1994, and June 30, 1995, respectively, and 0.88 for the six months ended December 31, 1995.
(c) Computed giving effect to investment adviser's expense limitation undertaking.

A Guide to Stein Roe Services
We encourage you to take advantage of our free shareholder services. If you would like additional information about how to establish or use a Stein Roe service, just call us at 800-338-2550.

Purchases
In addition to sending us a check or wire to purchase additional fund shares, you can take advantage of these convenient automatic services:
* Automatic Investment Plan -- Make regular investments ($50 minimum) in your Stein Roe account directly from your bank checking account. You select monthly, quarterly, semiannual or annual purchases.
* Special Investments -- Purchase shares by telephone and pay for them by electronic transfer from your bank checking account.

Exchanges
* Telephone Exchange -- Call us to exchange $50 or more from your existing account in one Stein Roe Fund to an identically registered existing account in another Stein Roe Fund. You receive this service when you open a Stein Roe Fund account, unless you elect not to.*
* Automatic Exchange -- Stein Roe will regularly exchange shares from your account in one Stein Roe Fund to your account in another. You select twice-monthly, monthly, quarterly, semiannual or annual exchanges.
Redemptions
* Telephone Redemption by Check -- Call to redeem $1,000 or more from your account. A check will be sent to your registered address. You automatically receive this service when you open a Stein Roe account, unless you elect not to.
* Telephone Redemption by Wire -- Redeem shares by phone from your account ($1,000 minimum) and wire the proceeds to your bank checking account. A small fee for wiring proceeds will be deducted from the amount wired.
* Special Redemption Option -- If you do not want to pre-schedule your redemptions, you can redeem shares by telephone ($50 minimum/ $100,000 maximum) and have the proceeds sent directly to your bank checking account.
* Automatic Redemption Plan -- Redeem either a fixed dollar or share amount, or a fixed percentage of your account automatically on a schedule you establish. You select monthly, quarterly, semiannual or annual withdrawals ($50 minimum/ $100,000 maximum), and the proceeds are sent either to your bank checking account or to an address you specify.
*  Money Market Fund Check
Writing -- Write checks for $50
or more on your Money Market Fund account.

*Stein Roe reserves the right to discontinue or modify the exchange privilege, and certain restrictions apply. Please refer to your prospectus for details.

Distributions
Most investors like to reinvest their dividends and capital gains distributions and put them back to work. If, however, you do not want them reinvested, consider these alternatives:
* Dividend Purchase Option -- Use the distributions from one Stein Roe Fund account ($25 minimum) to automatically purchase shares in your account with another Stein Roe Fund.
* Automatic Dividend Deposit -- Instead of receiving your dividends by check, your distributions are deposited automatically into your bank checking account.

Recordkeeping
* Summary of Investments -- Consolidates quarterly transaction and investment information for any or all of your household's Stein Roe accounts on one easy-to-read statement. At year end, Stein Roe provides a complete summary of all account activity for the year.

Funds for Every Investment Objective
The Stein Roe family of 100 percent no-load mutual funds offers a variety of funds so you can select the right fund, or combination of funds, to meet your investment objectives. Call us at 800-338-2550 for a prospectus and more complete information on any of the funds, including management fees and expenses. Please read the prospectus carefully before you invest or send money.

Money Market Funds
Money market funds seek to provide income while preserving principal and maintaining liquidity. These funds offer free check writing.
* Government Reserves Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies and instrumentalities.*
* Cash Reserves Fund -- Invests in high-quality, short-term money market securities such as certificates of deposit, banker's acceptances and commercial paper.*

Bond Funds
Bond funds seek high current income by investing primarily in fixed income securities.
* Limited Maturity Income Fund -- Invests primarily in U.S. government and other high-quality debt securities. The dollar-weighted average effective maturity will not exceed three years.
* Government Income Fund -- Invests primarily in securities issued or guaranteed by the U.S. government and its agencies.*
* Intermediate Bond Fund -- Invests primarily in marketable debt securities with an average life of three to 10 years.
* Income Fund -- Pursues a higher level of current income by investing primarily in medium- and lower-quality bonds.

Tax-Exempt Funds
These funds help investors keep more of their earnings by investing in instruments that earn income free from federal income tax. Income may be subject to federal alternative minimum tax and state and local taxes; capital gains are subject to state, local and federal taxes.
* Municipal Money Market Fund -- Seeks to provide the liquidity and stability of a money market fund plus current tax-free income. Free check writing available.*

*Money market mutual funds strive to maintain a $1 per share net asset value, but there is no assurance that the fund will be able to maintain a stable net asset value. The net asset value of a fund that invests in securities issued or guaranteed by the U.S. government is not guaranteed.

* Intermediate Municipals Fund -- Seeks high current yield through investments primarily in the three highest grades of intermediate-term municipal securities.
* Managed Municipals Fund -- Pursues high tax-free income by investing in a quality-conscious portfolio of long-term municipal bonds.
* High-Yield Municipals Fund -- Seeks a higher level of tax-free income from long-term municipal securities, primarily of medium or lower quality.

Growth and Income Funds
These funds seek to provide a conservative investment that is well positioned for long-term growth and current income. Each fund's approach is designed to limit the effects of market volatility.
* Total Return Fund -- Strives for maximum total return consistent with reasonable investment risk by investing in stocks, bonds and convertible securities.
* Growth & Income Fund ** -- Pursues income and long-term capital growth by investing primarily in large, well-established companies.
Growth Funds
Growth funds offer long-term capital appreciation potential by investing primarily in various types of stocks.
* Growth Stock Fund -- Pursues long-term capital appreciation from stocks with strong growth potential.
* Special Fund -- Invests in securities believed to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed or out-of-favor companies.
* Special Venture Fund -- Seeks capital appreciation through equity securities of entrepreneurially managed companies.
* Young Investor Fund -- Invests in securities of companies that affect the lives of children or teenagers.
* Capital Opportunities Fund -- Takes a long-term approach to emerging growth by selecting quality companies with the potential to generate high levels of earnings growth over a three- to five-year period.
*  International Fund -- Invests
in a diversified portfolio of foreign securities.

**Formerly Prime Equities; name change effective February 1, 1996.

To Contact Us. . .
By Phone 800-338-2550
You can discuss your investment questions with a Stein Roe account representative by calling us toll free. We'll be happy to answer questions about your current account, or to provide you with information about opening a Stein Roe Fund account, including Stein Roe IRAs. We're available seven days a week, from 7 a.m. to 8 p.m. weekdays and from 8 a.m. to 5 p.m. Saturday and Sunday (central time).

Stein Roe's Funds-on-Call(R)
24-Hour Service Line
Using a touch-tone phone, call our toll-free number, day or night, for your current account balance, the latest Stein Roe Fund prices and yields, and other information. In addition, if you have a Personal Identification Number
(PIN), you may place orders for the following transactions 24 hours a day:
* Exchange shares between your Stein Roe accounts;
* Purchase Fund shares by electronic transfer;
* Order additional account statements and Money Market Fund checks;
* Redeem shares by check, wire or electronic transfer.
Please contact an account representative if you would like to apply for a PIN.

Retirement Plan Accounts
Call us for information about how we can assist you with your defined contribution plan, including 401(k) plans. You can reach us toll free at 800-322-1130.

By Mail
If you prefer to contact us by mail, please address all correspondence to:
P.O. Box 804058, Chicago, IL 60680.
You also may contact us by e-mail at our Internet site--http://www.steinroe.com

In Person
If you are in the Chicago area, please visit our Investor Center located in downtown Chicago at One South Wacker Drive, 32nd Floor. Our account representatives can answer questions about your current Fund investments or provide you information about any of the Stein Roe Funds and retirement plans. Stop by weekdays between 8 a.m. and 5:15 p.m.

This report must be preceded or accompanied by a prospectus.

Income Trust
Trustees
Timothy K. Armour
President, Mutual Fund Division and Director, Stein Roe & Farnham Incorporated Kenneth L. Block
Chairman Emeritus, A. T. Kearney, Inc.
William W. Boyd
Chairman and Director, Sterling
Plumbing Group, Inc.
Lindsay Cook
Senior Vice President, Liberty Financial
Companies, Inc.
Francis W. Morley
Chairman, Employer Plan Administrators
and Consultants Co.
Charles R. Nelson
Van Voorhis Professor of Political Economy, University of Washington
Gordon R. Worley
Private investor


Officers
Timothy K. Armour, President
Jilaine H. Bauer, Executive Vice President,
  Secretary
N. Bruce Callow, Executive Vice President
Hans P. Ziegler, Executive Vice President
Gary A. Anetsberger, Senior Vice President,
  Chief Financial Officer
Ann H. Benjamin, Vice President
Thomas W. Butch, Vice President
Philip D. Hausken, Vice President
Michael T. Kennedy, Vice President
Stephen P. Lautz, Vice President
Steven P. Luetger, Vice President
Lynn C. Maddox, Vice President
Anne E. Marcel, Vice President
Jane M. Naeseth, Vice President
Nicolette D. Parrish, Vice President,
  Assistant Secretary
Thomas P. Sorbo, Vice President
Sharon R. Robertson, Controller
Margaret O. Zwick, Treasurer
Janet B. Rysz, Assistant Secretary

Agents and Advisers
Stein Roe & Farnham Incorporated
Investment Adviser
State Street Bank and Trust Company
Custodian
SteinRoe Services Inc.
Transfer Agent
Bell, Boyd & Lloyd
Legal Counsel to the Trust
Ernst & Young LLP
Independent Auditors

The Stein Roe Funds
Stein Roe Government Reserves Fund
Stein Roe Cash Reserves Fund
Stein Roe Limited Maturity Income Fund
Stein Roe Government Income Fund
Stein Roe Intermediate Bond Fund
Stein Roe Income Fund
Stein Roe Municipal Money Market Fund
Stein Roe Intermediate Municipals Fund
Stein Roe Managed Municipals Fund
Stein Roe High-Yield Municipals Fund
Stein Roe Total Return Fund
Stein Roe Growth & Income Fund
Stein Roe Young Investor Fund
Stein Roe Growth Stock Fund
Stein Roe Special Fund
Stein Roe Special Venture Fund
Stein Roe Capital Opportunities Fund
Stein Roe International Fund


P.O. Box 804058
Chicago, Illinois 60680
800-338-2550
In Chicago, visit our Fund Center at One South Wacker Drive
Liberty Securities Corporation, Distributor
Member, SIPC 2/96

BD12A